UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2013

DORCHESTER MINERALS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	Commission	(IRS Employer
incorporation or organization	File Number	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (214) 559-0300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act

      (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

      Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

      Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

Dorchester Minerals, L.P., (the “Registrant”) is hereby furnishing its press release dated July 11, 2013 announcing, among other things, the Registrant’s cash distribution for the quarter ended June 30, 2013 (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers

On July 8, 2013, the Registrant received notification that Mr. Preston A. Peak, age 91, a manager on the board of managers (the “Board”) of Dorchester Minerals Management GP LLC, the general partner of the Registrant’s general partner (“DMMGP”), will be succeeded by his daughter, Ms. Martha Ann Peak Rochelle, effective July 13, 2013. The Board consists of five managers appointed by its members, in accordance with the Amended and Restated Limited Liability Company Agreement of DMMGP, and three independent managers. Preston A. Peak Limited Partnership, the member of DMMGP that previously appointed Preston A. Peak to the Board, has appointed Ms. Rochelle to succeed Mr. Peak. Ms. Rochelle has not been, and is not expected to be, named to any committee of the Board. In connection with Ms. Rochelle’s appointment to the Board, she will enter into the Registrant’s standard indemnity agreement, a form of which is incorporated by reference as Exhibit 99.2 hereto (the “Indemnity Agreement”). A description of the Indemnity Agreement is set forth in Item 5 of Part II of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed with the Securities and Exchange Commission on August 4, 2004, and incorporated herein by reference.

Item 7.01               Regulation FD Disclosure

On July 11, 2013, the Registrant issued the Press Release. The Press Release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

99.1	Press Release dated July 11, 2013

99.2	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to Dorchester Minerals’ Report on Form 10-Q for the quarter ended June 30, 2004)

Limitation on Incorporation by Reference:

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORCHESTER MINERALS, L.P.

Registrant

by  Dorchester Minerals Management LP

its General Partner,

by  Dorchester Minerals Management GP LLC

its General Partner

Date: July 11, 2013

By: /s/  William Casey McManemin

William Casey McManemin

Chief Executive Officer

INDEX TO EXHIBITS

Item	Exhibit

99.1	Press Release dated July 11, 2013

99.2	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.1 to Dorchester Minerals’ Report on Form 10-Q for the quarter ended June 30, 2004)

4